Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@ace.bm

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, integration activities and unexpected financial or operational performance with respect to acquired companies, or unexpected effects or difficulties relating to the Company’s recent re-domestication to Switzerland. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4
	- Consolidating Statement of Operations	5-6

III.	Segment Results
	- Insurance - North American	7
	- Insurance - Overseas General	8
	- Global Reinsurance	9
	- Life Insurance and Reinsurance	10

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	11
	- Reinsurance Recoverable Analysis	12 -14
	- Investment Portfolio	15 -17
	- Net Realized and Unrealized Gains (Losses)	18
	- Capital Structure	19
	- Computation of Basic and Diluted Earnings Per Share	20

V.	Other Disclosures
	- Non-GAAP Financial Measures	21
	- Book Value per Common Share	22
	- Comprehensive Income	23
	- Glossary	24

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data and ratios) (Unaudited)

	Three months ended June 30			Six months ended June 30
	2008	2007	% Change 2Q-08 vs. 2Q-07	2008	2007	% Change YTD-08 vs. YTD-07
Gross premiums written	$5,293	$4,637	14%	$9,702	$9,133	6%

Net premiums written	$3,598	$3,082	17%	$6,752	$6,352	6%

Net premiums earned	$3,428	$3,008	14%	$6,368	$6,090	5%

Net investment income	$532	$471	13%	$1,021	$922	11%

Net income	$746	$649	15%	$1,123	$1,350	-17%

Income excluding net realized gains (losses) (1)	$738	$664	11%	$1,463	$1,327	10%

Comprehensive income	$218	$274	-20%	$306	$1,049	-71%

Operating cash flow	$1,067	$1,158	-8%	$2,082	$2,394	-13%

Combined ratio
Loss and loss expense ratio	58.5%	61.4%		57.1%	61.8%
Underwriting and administrative expense ratio	29.3%	26.2%		29.1%	25.6%

Combined ratio	87.8%	87.6%		86.2%	87.4%

Annualized ROE*	17.8%	18.0%		17.7%	18.4%
Annualized ROE, excluding FAS 115*	17.9%	18.6%		17.9%	19.0%

Effective tax rate on income excluding net realized gains (losses)	17%	20%		19%	19%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$2.18	$1.98	10%	$4.33	$3.95	10%
Net income	$2.20	$1.93	14%	$3.31	$4.02	-18%

Book value per common share	$48.99	$44.46	10%	$48.99	$44.46	10%
Tangible book value per common share	$38.15	$35.82	7%	$38.15	$35.82	7%

Weighted average basic common shares outstanding	328.6	324.5		327.9	324.3
Weighted average diluted common shares outstanding	333.2	330.1		332.3	329.7
Debt/total capitalization	19.6%	12.2%		19.6%	12.2%

(1)	See page 21 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses)

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-08	1Q-08	4Q-07	3Q-07	2Q-07	YTD 2008	YTD 2007	Full Year 2007
Consolidated Results Excluding Life Segment
Gross premiums written	$4,866	$4,304	$4,035	$4,363	$4,545	$9,170	$8,951	$17,349
Net premiums written	3,224	3,049	2,716	2,705	2,995	6,273	6,177	11,598
Net premiums earned	3,061	2,840	2,959	3,055	2,921	5,901	5,915	11,929
Losses and loss expenses	1,785	1,579	1,788	1,910	1,793	3,364	3,653	7,351
Future policy benefits	5	—	—	—	—	5	—	—
Policy acquisition costs	506	460	448	450	422	966	828	1,726
Administrative expenses	392	362	372	345	344	754	688	1,405

Underwriting income excluding Life segment	$373	$439	$351	$350	$362	$812	$746	$1,447
Life underwriting income excluding investment income	41	16	16	30	30	57	59	105
Net investment income	532	489	504	492	471	1,021	922	1,918
Net realized gains (losses)	(126)	(353)	(66)	—	(11)	(479)	5	(61)
Interest expense	62	46	43	44	42	108	88	175
Other income (expense) (1)	125	(15)	(49)	(32)	4	110	—	(81)
Income tax expense (benefit)	137	153	141	140	165	290	294	575

Net income	$746	$377	$572	$656	$649	$1,123	$1,350	$2,578
Net realized gains (losses)	(126)	(353)	(66)	—	(11)	(479)	5	(61)
Net realized gains (losses) in other income (expense) (1)	120	(28)	(57)	(38)	—	92	—	(95)
Tax expense (benefit) on net realized gains (losses)	(14)	(33)	(2)	(2)	4	(47)	(18)	(22)

Income excluding net realized gains (losses) (2)	$738	$725	$693	$692	$664	$1,463	$1,327	$2,712

% Change versus prior year period(3)
Net premiums written	8%	-4%	-3%	-1%	0%	2%	-1%	-1%
Net premiums earned	5%	-5%	0%	1%	3%	0%	6%	3%

Other ratios
Net premiums written/gross premiums written	66%	71%	67%	62%	66%	68%	69%	67%
Effective tax rate on income excluding net realized gains (losses)	17%	20%	17%	17%	20%	19%	19%	18%

Combined ratio (3)
Loss and loss expense ratio	58.5%	55.6%	60.4%	62.5%	61.4%	57.1%	61.8%	61.6%
Policy acquisition cost ratio	16.5%	16.2%	15.1%	14.7%	14.5%	16.3%	14.0%	14.5%
Administrative expense ratio	12.8%	12.8%	12.6%	11.3%	11.7%	12.8%	11.6%	11.8%

Combined ratio	87.8%	84.6%	88.1%	88.5%	87.6%	86.2%	87.4%	87.9%

Expense ratio	29.3%	29.0%	27.7%	26.0%	26.2%	29.1%	25.6%	26.3%
Expense ratio excluding A&H	25.4%	25.9%	24.4%	22.8%	23.6%	25.7%	22.6%	23.1%

Large losses and other items (3)
Catastrophe losses (before tax)	$58	$31	$23	$21	$81	$89	$115	$159
Prior period development - unfavorable (favorable) (4)	$(104)	$(137)	$(89)	$(70)	$(40)	$(241)	$(58)	$(217)
Loss and loss expense ratio excluding catastophe losses and prior period development	60.0%	60.9%	62.7%	64.1%	59.8%	60.4%	60.8%	62.1%

(1)	Net realized investment and derivative losses related to our unconsolidated insurance affiliates.

(2)	See page 21 Non-GAAP Financial Measures.

(3)	Presented excluding the Life segment to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(4)	For quarter 1 2008, prior period favorable development of $181 million less $44 million of profit share commission on Crop business settlement.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	June 30 2008	March 31 2008	December 31 2007
	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$34,870	$32,619	$33,184
Fixed maturities held to maturity, at amortized cost	2,932	2,913	2,987
Equity securities, at fair value	1,490	1,660	1,837
Short-term investments, at fair value	3,137	4,795	2,631
Other investments	1,414	1,243	1,140

Total investments	43,843	43,230	41,779

Cash	582	511	510
Securities lending collateral	2,118	2,361	2,109
Insurance and reinsurance balances receivable	4,086	3,748	3,540
Reinsurance recoverable	13,839	13,969	14,362
Deferred policy acquisition costs	1,292	1,220	1,121
Value of business acquired	1,288	—	—
Prepaid reinsurance premiums	1,964	1,742	1,600
Goodwill and other intangible assets	3,612	2,879	2,838
Deferred tax assets	1,029	1,054	1,087
Investments in partially owned insurance companies	900	776	773
Other assets	3,223	2,429	2,371

Total assets	$77,776	$73,919	$72,090

Liabilities
Unpaid losses and loss expenses	$37,696	$37,182	$37,112
Unearned premiums	7,054	6,653	6,227
Future policy benefits	2,948	632	545
Insurance and reinsurance balances payable	2,991	2,756	2,843
Securities lending payable	2,118	2,361	2,109
Payable for securities purchased	1,802	1,391	1,798
Accounts payable, accrued expenses, and other liabilities	2,473	2,445	2,287
Short-term debt	1,050	1,341	372
Long-term debt	3,008	2,114	1,811
Trust preferred securities	309	309	309

Total liabilities	61,449	57,184	55,413

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	16,381	16,261	15,908
Accumulated other comprehensive income (AOCI)	(54)	474	769

Total shareholders’ equity	16,327	16,735	16,677

Total liabilities and shareholders’ equity	$77,776	$73,919	$72,090

Book value per ordinary share (1)	$48.99	$48.65	$48.89
Tangible book value per ordinary share (1)	$38.15	$40.00	$40.28

(1)	See page 21 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-08	% of Total Consolidated	2Q-07	% of Total Consolidated	% Change 2Q-08 vs. 2Q-07	YTD 2008	% of Total Consolidated	YTD 2007	% of Total Consolidated	% Change YTD-08 vs. YTD-07
Net premiums written
Property and all other	$1,119	31%	$1,001	32%	12%	$2,200	33%	$2,011	32%	9%
Casualty	1,470	41%	1,567	51%	-6%	2,946	44%	3,326	52%	-11%

Subtotal	2,589	72%	2,568	83%	1%	5,146	77%	5,337	84%	-4%
Personal accident (A&H) (1)	886	25%	427	14%	107%	1,378	20%	840	13%	64%
Life (2)	123	3%	87	3%	41%	228	3%	175	3%	30%

Total Consolidated	$3,598	100%	$3,082	100%	17%	$6,752	100%	$6,352	100%	6%

Net premiums earned
Property and all other	$982	29%	$923	31%	6%	$1,863	29%	$1,782	29%	5%
Casualty	1,451	42%	1,584	52%	-8%	2,949	46%	3,331	55%	-11%

Subtotal	2,433	71%	2,507	83%	-3%	4,812	75%	5,113	84%	-6%
Personal accident (A&H) (1)	875	25%	414	14%	111%	1,336	21%	802	13%	67%
Life (2)	120	4%	87	3%	38%	220	4%	175	3%	26%

Total Consolidated	$3,428	100%	$3,008	100%	14%	$6,368	100%	$6,090	100%	5%

Income excluding net realized gains (losses)
Property, casualty, and all other	$557	76%	544	82%	2%	1,169	80%	1,108	84%	6%
Personal accident (A&H) (1)	142	19%	77	12%	84%	222	15%	133	10%	67%
Life (2)	39	5%	43	6%	-9%	72	5%	86	6%	-16%

Total Consolidated	$738	100%	$664	100%	11%	$1,463	100%	$1,327	100%	10%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life Insurance and Reinsurance segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life Insurance and Reinsurance segment.

Line of Business	Page 4

ACE Limited Consolidating Statement of Operations Three months ended June 30, 2008 and 2007 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life Insurance & Reinsurance	ACE Consolidated
June 30, 2008
Gross premiums written	$2,718	$1,876	$272	$—	$4,866	$427	$5,293
Net premiums written	1,511	1,443	270	—	3,224	374	3,598
Net premiums earned	1,365	1,439	257	—	3,061	367	3,428
Losses and loss expenses	962	715	108	—	1,785	110	1,895
Future policy benefits	—	5	—	—	5	84	89
Policy acquisition costs	129	323	54	—	506	63	569
Administrative expenses	131	208	14	39	392	69	461

Underwriting income (loss)	143	188	81	(39)	373	41	414

Net investment income	282	134	79	(3)	492	40	532
Net realized gains (losses)	(105)	(58)	(20)	(7)	(190)	64	(126)
Interest expense	—	—	—	62	62	—	62
Other income (expense)	(3)	17	(1)	116	129	(4)	125
Income tax expense (benefit)	106	38	11	(30)	125	12	137

Net income (loss)	211	243	128	35	617	129	746

Net realized gains (losses)	(105)	(58)	(20)	(7)	(190)	64	(126)
Net realized gains (losses) in other income (expense)	—	15	—	105	120	—	120
Tax expense (benefit) on net realized gains (losses)	(7)	(7)	—	—	(14)	—	(14)

Income (loss) excluding net realized gains (losses) (1)	$309	$279	$148	$(63)	$673	$65	$738

June 30, 2007
Gross premiums written	$2,589	$1,621	$335	$—	$4,545	$92	$4,637
Net premiums written	1,497	1,166	332	—	2,995	87	3,082
Net premiums earned	1,455	1,141	325	—	2,921	87	3,008
Losses and loss expenses	1,016	614	163	—	1,793	—	1,793
Future policy benefits	—	—	—	—	—	33	33
Policy acquisition costs	128	230	64	—	422	12	434
Administrative expenses	130	162	16	36	344	12	356

Underwriting income (loss)	181	135	82	(36)	362	30	392

Net investment income	257	111	66	23	457	14	471
Net realized gains (losses)	15	(27)	(7)	9	(10)	(1)	(11)
Interest expense	—	—	—	42	42	—	42
Other income (expense)	(1)	(1)	(2)	8	4	—	4
Income tax expense (benefit)	115	58	7	(16)	164	1	165

Net income (loss)	337	160	132	(22)	607	42	649

Net realized gains (losses)	15	(27)	(7)	9	(10)	(1)	(11)
Tax expense (benefit) on net realized gains (losses)	8	(4)	—	—	4	—	4

Income (loss) excluding net realized gains (losses) (1)	$330	$183	$139	$(31)	$621	$43	$664

(1)	See page 21 Non-GAAP Financial Measures.

Segment 2008 Qtr	Page 5

ACE Limited Consolidating Statement of Operations Six months ended June 30, 2008 and 2007 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life Insurance & Reinsurance	ACE Consolidated
June 30, 2008
Gross premiums written	$4,899	$3,654	$617	$—	$9,170	$532	$9,702
Net premiums written	2,871	2,788	614	—	6,273	479	6,752
Net premiums earned	2,719	2,662	520	—	5,901	467	6,368
Losses and loss expenses	1,831	1,308	225	—	3,364	110	3,474
Future policy benefits	—	5	—	—	5	147	152
Policy acquisition costs	290	568	108	—	966	71	1,037
Administrative expenses	266	381	29	78	754	82	836

Underwriting income (loss)	332	400	158	(78)	812	57	869

Net investment income	551	251	152	12	966	55	1,021
Net realized gains (losses)	(166)	(141)	(65)	15	(357)	(122)	(479)
Interest expense	—	—	—	108	108	—	108
Other income (expense)	(3)	20	(1)	98	114	(4)	110
Income tax expense (benefit)	229	85	15	(49)	280	10	290

Net income (loss)	485	445	229	(12)	1,147	(24)	1,123

Net realized gains (losses)	(166)	(141)	(65)	15	(357)	(122)	(479)
Net realized gains (losses) in other income (expense)	—	22	—	70	92	—	92
Tax expense (benefit) on net realized gains (losses)	(15)	(29)	(2)	(1)	(47)	—	(47)

Income (loss) excluding net realized gains (losses) (1)	$636	$535	$292	$(98)	$1,365	$98	$1,463

June 30, 2007
Gross premiums written	$4,858	$3,280	$813	$—	$8,951	$182	$9,133
Net premiums written	3,011	2,358	808	—	6,177	175	6,352
Net premiums earned	2,994	2,253	668	—	5,915	175	6,090
Losses and loss expenses	2,127	1,178	348	—	3,653	—	3,653
Future policy benefits	—	—	—	—	—	69	69
Policy acquisition costs	244	454	130	—	828	23	851
Administrative expenses	263	324	33	68	688	24	712

Underwriting income (loss)	360	297	157	(68)	746	59	805

Net investment income	498	215	132	51	896	26	922
Net realized gains (losses)	52	(53)	(1)	12	10	(5)	5
Interest expense	—	—	—	88	88	—	88
Other income (expense)	(10)	(4)	(3)	17	—	—	—
Income tax expense (benefit)	243	98	14	(60)	295	(1)	294

Net income (loss)	657	357	271	(16)	1,269	81	1,350

Net realized gains (losses)	52	(53)	(1)	12	10	(5)	5
Tax expense (benefit) on net realized gains (losses)	23	(12)	(1)	(28)	(18)	—	(18)

Income (loss) excluding net realized gains (losses) (1)	$628	$398	$271	$(56)	$1,241	$86	$1,327

(1)	See page 21 Non-GAAP Financial Measures.

Segment 2008 YTD	Page 6

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	2Q-08	1Q-08	4Q-07	3Q-07	2Q-07	YTD 2008	YTD 2007	Full Year 2007
Gross premiums written	$2,718	$2,181	$2,274	$2,708	$2,589	$4,899	$4,858	$9,840
Net premiums written	1,511	1,360	1,373	1,449	1,497	2,871	3,011	5,833
Net premiums earned	1,365	1,354	1,418	1,595	1,455	2,719	2,994	6,007
Losses and loss expenses	962	869	1,004	1,138	1,016	1,831	2,127	4,269
Policy acquisition costs	129	161	121	150	128	290	244	515
Administrative expenses	131	135	138	129	130	266	263	530

Underwriting income	143	189	155	178	181	332	360	693
Net investment income	282	269	276	260	257	551	498	1,034
Net realized gains (losses)	(105)	(61)	44	29	15	(166)	52	125
Other income (expense)	(3)	—	—	(1)	(1)	(3)	(10)	(11)
Income tax expense (benefit)	106	123	100	125	115	229	243	468

Net income	211	274	375	341	337	485	657	1,373
Net realized gains (losses)	(105)	(61)	44	29	15	(166)	52	125
Tax expense (benefit) on net realized gains (losses)	(7)	(8)	(2)	—	8	(15)	23	21

Income excluding net realized gains (losses) (1)	$309	$327	$329	$312	$330	$636	$628	$1,269

Combined ratio
Loss and loss expense ratio	70.5%	64.1%	70.8%	71.3%	69.8%	67.3%	71.1%	71.1%
Policy acquisition cost ratio	9.5%	11.9%	8.6%	9.4%	8.8%	10.7%	8.1%	8.6%
Administrative expense ratio	9.5%	10.0%	9.7%	8.1%	8.9%	9.8%	8.8%	8.8%

Combined ratio	89.5%	86.0%	89.1%	88.8%	87.5%	87.8%	88.0%	88.5%

Large losses and other items (before tax)
Catastrophe losses (before tax)	$22	$15	$—	$—	$16	$37	$16	$16
Prior period development - unfavorable (favorable) (2)	$(23)	$(79)	$1	$4	$(6)	$(102)	$4	$9
Loss and loss expense ratio excluding catastophe losses and prior period development	70.6%	72.1%	70.8%	71.0%	69.1%	71.4%	70.4%	70.6%

% Change versus prior year period
Net premiums written	1%	-10%	-7%	-1%	0%	-5%	0%	-2%
Net premiums earned	-6%	-12%	-4%	3%	6%	-9%	11%	5%

Other ratios
Net premiums written/gross premiums written	56%	62%	60%	54%	58%	59%	62%	59%

(1)	See page 21 Non-GAAP Financial Measures.

(2)	For quarter 1 2008 prior period favorable development of $123 million less $44 million of profit share commission on Crop business settlement.

Insurance - North American	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	2Q-08 (2)	1Q-08	4Q-07	3Q-07	2Q-07	YTD 2008	YTD 2007	Full Year 2007
Gross premiums written	$1,876	$1,778	$1,584	$1,427	$1,621	$3,654	$3,280	$6,291
Net premiums written	1,443	1,345	1,169	1,041	1,166	2,788	2,358	4,568
Net premiums earned	1,439	1,223	1,229	1,141	1,141	2,662	2,253	4,623
Losses and loss expenses	715	593	631	611	614	1,308	1,178	2,420
Future policy benefits	5	—	—	—	—	5	—	—
Policy acquisition costs	323	245	269	240	230	568	454	963
Administrative expenses	208	173	175	170	162	381	324	669

Underwriting income	188	212	154	120	135	400	297	571
Net investment income	134	117	119	116	111	251	215	450
Net realized gains (losses)	(58)	(83)	(11)	(5)	(27)	(141)	(53)	(69)
Other income (expense)	17	3	12	12	(1)	20	(4)	20
Income tax expense (benefit)	38	47	59	26	58	85	98	183

Net income	243	202	215	217	160	445	357	789
Net realized gains (losses)	(58)	(83)	(11)	(5)	(27)	(141)	(53)	(69)
Net realized gains (losses) in other income (expense)	15	7	15	11	—	22	—	26
Tax expense (benefit) on net realized gains (losses)	(7)	(22)	(1)	(1)	(4)	(29)	(12)	(14)

Income excluding net realized gains (losses) (1)	$279	$256	$210	$210	$183	$535	$398	$818

Combined ratio
Loss and loss expense ratio	50.0%	48.5%	51.4%	53.6%	53.9%	49.3%	52.3%	52.4%
Policy acquisition cost ratio	22.4%	20.0%	21.8%	21.1%	20.1%	21.3%	20.1%	20.8%
Administrative expense ratio	14.5%	14.2%	14.3%	14.8%	14.2%	14.3%	14.4%	14.5%

Combined ratio	86.9%	82.7%	87.5%	89.5%	88.2%	84.9%	86.8%	87.7%

Large losses and other items
Catastrophe losses (before tax)	$25	$15	$13	$8	$58	$40	$73	$94
Prior period development - unfavorable (favorable)	$(54)	$(44)	$(76)	$(64)	$(31)	$(98)	$(52)	$(192)
Loss and loss expense ratio excluding catastophe losses and prior period development	52.0%	50.9%	56.5%	58.5%	51.2%	51.5%	51.2%	54.4%

% Change versus prior year period
Net premiums written	24%	13%	10%	6%	8%	18%	6%	7%
Net premiums earned	26%	10%	12%	4%	5%	18%	6%	7%

Other ratios
Net premiums written/gross premiums written	77%	76%	74%	73%	72%	76%	72%	73%

(1)	See page 21 Non-GAAP Financial Measures.

(2)	Includes the International operations of Combined Insurance.

Insurance - Overseas General	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	2Q-08	1Q-08	4Q-07	3Q-07	2Q-07	YTD 2008	YTD 2007	Full Year 2007
Gross premiums written	$272	$345	$177	$228	$335	$617	$813	$1,218
Net premiums written	270	344	174	215	332	614	808	1,197
Net premiums earned	257	263	312	319	325	520	668	1,299
Losses and loss expenses	108	117	155	161	163	225	348	664
Policy acquisition costs	54	54	58	60	64	108	130	248
Administrative expenses	14	15	17	14	16	29	33	64

Underwriting income	81	77	82	84	82	158	157	323
Net investment income	79	73	73	69	66	152	132	274
Net realized gains (losses)	(20)	(45)	(3)	25	(7)	(65)	(1)	21
Other income (expense)	(1)	—	(1)	—	(2)	(1)	(3)	(4)
Income tax expense (benefit)	11	4	7	11	7	15	14	32

Net income	128	101	144	167	132	229	271	582
Net realized gains (losses)	(20)	(45)	(3)	25	(7)	(65)	(1)	21
Tax expense (benefit) on net realized gains (losses)	—	(2)	(1)	—	—	(2)	(1)	(2)

Income excluding net realized gains (losses) (1)	$148	$144	$146	$142	$139	$292	$271	$559

Combined ratio
Loss and loss expense ratio	42.1%	44.5%	49.8%	50.6%	50.1%	43.3%	52.0%	51.1%
Policy acquisition cost ratio	21.0%	20.6%	18.3%	18.8%	19.9%	20.8%	19.5%	19.1%
Administrative expense ratio	5.5%	5.7%	5.5%	4.2%	5.0%	5.6%	5.0%	4.9%

Combined ratio	68.6%	70.8%	73.6%	73.6%	75.0%	69.7%	76.5%	75.1%

Large losses and other items
Catastrophe losses (before tax)	$11	$1	$10	$13	$7	$12	$26	$49
Prior period development - unfavorable (favorable)	$(27)	$(14)	$(14)	$(10)	$(3)	$(41)	$(10)	$(34)
Loss and loss expense ratio excluding catastophe losses and prior period development	48.2%	49.5%	51.2%	49.6%	49.0%	48.9%	49.9%	50.0%

% Change versus prior year period
Net premiums written	-19%	-28%	-31%	-24%	-20%	-24%	-20%	-23%
Net premiums earned	-21%	-23%	-18%	-14%	-16%	-22%	-12%	-14%

Other ratios
Net premiums written/gross premiums written	99%	100%	98%	94%	99%	100%	99%	98%

(1)	See page 21 Non-GAAP Financial Measures.

Global Reinsurance	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life Insurance and Reinsurance

	2Q-08 (4)	1Q-08	4Q-07	3Q-07	2Q-07	YTD 2008	YTD 2007	Full Year 2007
Gross premiums written (1)	$427	$105	$109	$100	$92	$532	$182	$391
Net premiums written	374	105	111	95	87	479	175	381
Net premiums earned	367	100	98	95	87	467	175	368
Losses and loss expenses	110	—	—	—	—	110	—	—
Future policy benefits	84	63	60	39	33	147	69	168
Policy acquisition costs	63	8	9	13	12	71	23	45
Administrative expenses	69	13	13	13	12	82	24	50
Net investment income	40	15	15	14	14	55	26	55

Life underwriting income (2)	81	31	31	44	44	112	85	160
Net realized gains (losses)	64	(186)	(108)	(51)	(1)	(122)	(5)	(164)
Other income (expense)	(4)	—	(1)	—	—	(4)	—	(1)
Income tax expense (benefit)	12	(2)	(4)	(3)	1	10	(1)	(8)

Net income (loss)	129	(153)	(74)	(4)	42	(24)	81	3
Net realized gains (losses)	64	(186)	(108)	(51)	(1)	(122)	(5)	(164)
Net realized gains (losses) in other income (expense)	—	—	1	—	—	—	—	1

Income excluding net realized gains (losses) (3)	$65	$33	$33	$47	$43	$98	$86	$166

% Change versus prior year period
Net premiums written	330%	19%	42%	38%	32%	174%	38%	39%
Net premiums earned	322%	14%	26%	38%	32%	167%	38%	34%

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from premium revenue. For the quarters ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, premiums or deposits collected on investment and universal life contracts that are excluded from premium revenue above aggregated $30.9 million, $41.2 million, $27.2 million, $17.4 million and $10.6 million, respectively. Prior to Q2-07, premiums collected on such contracts were inconsequential.

(2)	We assess the performance of our Life Insurance and Reinsurance business based on life underwriting income which includes net investment income.

(3)	See page 21 Non-GAAP Financial Measures.

(4)	Includes the North America operations of Combined Insurance.

Life	Page 10

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2006	$35,517	$13,509	$22,008	$28,989	$8,977	$20,012	$6,528	$4,532	$1,996

Losses and loss expenses incurred	2,703	843	1,860	2,690	832	1,858	13	11	2
Losses and loss expenses paid	(2,363)	(943)	(1,420)	(2,206)	(797)	(1,409)	(157)	(146)	(11)
Other (incl. foreign exch. revaluation)	(44)	4	(48)	(44)	4	(48)	—	—	—

Balance at March 31, 2007	35,813	13,413	22,400	29,429	9,016	20,413	6,384	4,397	1,987

Losses and loss expenses incurred	2,280	487	1,793	2,249	473	1,776	31	14	17
Losses and loss expenses paid	(2,111)	(758)	(1,353)	(1,977)	(637)	(1,340)	(134)	(121)	(13)
Other (incl. foreign exch. revaluation)	141	34	107	140	34	106	1	—	1

Balance at June 30, 2007	36,123	13,176	22,947	29,841	8,886	20,955	6,282	4,290	1,992

Losses and loss expenses incurred	3,010	1,100	1,910	2,999	1,093	1,906	11	7	4
Losses and loss expenses paid	(2,429)	(948)	(1,481)	(2,269)	(833)	(1,436)	(160)	(115)	(45)
Other (incl. foreign exch. revaluation)	164	58	106	164	58	106	—	—	—

Balance at September 30, 2007	36,868	13,386	23,482	30,735	9,204	21,531	6,133	4,182	1,951

Losses and loss expenses incurred	2,838	1,050	1,788	2,815	1,057	1,758	23	(7)	30
Losses and loss expenses paid	(2,613)	(933)	(1,680)	(2,400)	(806)	(1,594)	(213)	(127)	(86)
Other (incl. foreign exch. revaluation)	19	17	2	19	17	2	—	—	—

Balance at December 31, 2007	37,112	13,520	23,592	31,169	9,472	21,697	5,943	4,048	1,895

Losses and loss expenses incurred	1,659	80	1,579	1,670	87	1,583	(11)	(7)	(4)
Losses and loss expenses paid	(1,748)	(601)	(1,147)	(1,554)	(406)	(1,148)	(194)	(195)	1
Other (incl. foreign exch. revaluation)	159	71	88	159	71	88	—	—	—

Balance at March 31, 2008	$37,182	$13,070	$24,112	$31,444	$9,224	$22,220	$5,738	$3,846	$1,892

Losses and loss expenses incurred	2,736	841	1,895	2,727	837	1,890	9	4	5
Losses and loss expenses paid	(2,620)	(1,024)	(1,596)	(2,391)	(801)	(1,590)	(229)	(223)	(6)
Other (incl. foreign exch. revaluation)	12	12	—	11	12	(1)	1	—	1
Losses and loss expenses acquired(2)	386	33	353	386	33	353	—	—	—

Balance at June 30, 2008	$37,696	$12,932	$24,764	$32,177	$9,305	$22,872	$5,519	$3,627	$1,892

Add net recoverable on paid losses		907

Reinsurance recoverable		$13,839

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service - Middle Market Workers’ Comp. reserves and the pre-1997 Westchester Specialty reserves.
(2)	Combined Insurance.

Loss Reserve Rollforward	Page 11

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	June 30 2008	March 31 2008	December 31 2007
Reinsurance recoverable on paid losses and loss expenses
Active operations	$706	$686	$697
Brandywine	327	342	305
Westchester Run-off	37	34	36
Other Run-off	15	9	12

Total	$1,085	$1,071	$1,050

Reinsurance recoverable on unpaid losses and loss expenses and benefits
Active operations	$9,810	$9,778	$10,024
Brandywine	2,844	3,004	3,161
Westchester Run-off	615	627	653
Other Run-off	149	169	160

Total	$13,418	$13,578	$13,998

Gross reinsurance recoverable
Active operations	$10,516	$10,464	$10,721
Brandywine	3,171	3,346	3,466
Westchester Run-off	652	661	689
Other Run-off	164	178	172

Total	$14,503	$14,649	$15,048

Provision for uncollectible reinsurance
Active operations	$(432)	$(444)	$(435)
Brandywine	(185)	(189)	(197)
Westchester Run-off	(31)	(31)	(31)
Other Run-off	(16)	(16)	(23)

Total	$(664)	$(680)	$(686)

Net reinsurance recoverable
Active operations	$10,084	$10,020	$10,286
Brandywine	2,986	3,157	3,269
Westchester Run-off	621	630	658
Other Run-off	148	162	149

Total	$13,839	$13,969	$14,362

Reinsurance Recoverable	Page 12

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Consolidated Reinsurance Recoverable

	March 31, 2008
	Recoverable	Provision (5)	% Of Gross
Categories
Largest Reinsurers (1)	$8,479	$117	1.4%
Other reinsurers balances rated A- or better	2,083	66	3.2%
Other reinsurers balances with rating lower than A- or not rated	943	173	18.3%
Other Pools and Government Agencies	156	10	6.4%
Structured Settlements	551	16	2.9%
Other Captives	1,531	19	1.2%
Others (2)	906	279	30.8%

Total	$14,649	$680	4.6%

At March 31, 2008, $10.2 billion of ACE Limited recoverables were from rated reinsurers, of which 95.2% were rated the equivalent of A- or better by internationally recognized rating agencies.

Largest Reinsurers (3)	S&P Rating (4)	AM Best Rating (4)
American International Group (AIG)	AA-	A+
Berkshire Hathaway Insurance Group	AAA	A++
Chubb Insurance Group	AA	A++
Equitas	NR	NR
Everest Re Group	AA-	A+
HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)	AA-	A
Lloyd’s Of London	A+	A
Munich Re Group	AA-	A+
Partner Re	AA-	A+
Swiss Re Group	AA-	A+
WR Berkley Corp	A+	A+
XL Capital Group	A+	A

(1)	The largest reinsurers includes all reinsurers where gross recoverable exceeds 1% of ACE Shareholders’ equity. Total ACE Shareholders’ Equity at March 31, 2008 was $16.735 billion.

(2)	Other principally includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(3)	The largest reinsurers includes all reinsurers where gross recoverable (net of collateral) exceeds 1% of ACE Shareholders’ equity.

(4)	S&P and AM Best ratings based on each group’s predominant reinsurer.

(5)	See MD&A reported in the 2007 Form 10-K for a discussion on how ACE determines the provision for uncollectible reinsurance.

Reinsurance Rec-Consolidated	Page 13

ACE Limited Reinsurance Recoverable Analysis - 4 (in millions of U.S. dollars) (Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2007	$774	$276	$1,050
Provision at 12/31/07	43	173	216
% of gross	5.6%	62.7%	20.6%

Net balance at December 31, 2007	$731	$103	$834

Gross balance at March 31, 2008	$672	$399	$1,071
Provision at 3/31/08	40	164	204
% of gross	5.3%	57.4%	19.0%

Net balance at March 31, 2008	$632	$235	$867

Gross balance at June 30, 2008	$680	$405	$1,085
Provision at 6/30/08	35	143	178
% of gross	5.1%	35.3%	16.4%

Net balance at June 30, 2008(3)	$645	$262	$907

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such multi-beneficiary trusts and parental guarantees.

(3)	The current quarter split between general collections and other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Recoverable 3	Page 14

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	June 30 2008		March 31 2008		December 31 2007
Market Value
Fixed maturities available for sale	$34,870		$32,619		$33,184
Fixed maturities held to maturity	2,932		2,960		3,015
Short-term investments	3,137		4,795		2,631

Total	$40,939		$40,374		$38,830

Asset Allocation by Market Value
Treasury	$1,043	2%	$974	2%	$1,145	3%
Agency	1,730	4%	1,939	5%	1,820	5%
Corporate	10,080	25%	8,906	22%	9,015	23%
Mortgage-backed securities	12,668	31%	13,087	32%	13,733	35%
Asset-backed securities	1,040	2%	1,060	3%	1,150	3%
Municipal	1,950	5%	2,025	5%	1,844	5%
Non-U.S.	9,291	23%	7,588	19%	7,492	19%
Short-term investments	3,137	8%	4,795	12%	2,631	7%

Total	$40,939	100%	$40,374	100%	$38,830	100%

Credit Quality by Market Value
AAA	$24,740	60%	$26,162	65%	$24,553	63%
AA	4,285	10%	3,746	9%	3,747	10%
A	5,572	14%	4,620	12%	4,590	12%
BBB	3,463	9%	3,188	8%	3,297	8%
BB	1,390	3%	1,249	3%	1,073	3%
B	1,416	4%	1,341	3%	1,481	4%
Other	73	0%	68	0%	89	0%

Total	$40,939	100%	$40,374	100%	$38,830	100%

Cost/Amortized Cost
Fixed maturities available for sale	$35,355		$32,615		$32,994
Fixed maturities held to maturity	2,932		2,913		2,987
Short-term investments	3,137		4,795		2,631

Subtotal	41,424		40,323		38,612
Equity securities	1,502		1,597		1,618
Other investments	1,182		992		880

Total	$44,108		$42,912		$41,110

Avg. duration of fixed maturities	3.7 years		3.5 years		3.5 years
Avg. market yield of fixed maturities	5.6%		5.1%		5.3%
Avg. credit quality	AA		AA		AA

Investments	Page 15

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at June 30, 2008

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$377	$—	$—	$—	$—	$377
FNMA	5,066	—	—	—	—	5,066
Freddie Mac	2,035	—	—	—	—	2,035

Total agency RMBS	7,478	—	—	—	—	7,478
Non-agency RMBS	2,712	9	1	10	—	2,732

Total residential mortgage-backed	10,190	9	1	10	—	10,210

Commercial mortgage-backed	2,440	4	10	4	—	2,458

Total mortgage-backed securities	$12,630	$13	$11	$14	$—	$12,668

Asset-backed securities
Sub-prime	$103	$6	$5	$—	$—	$114
Credit cards	62	—	16	8	—	86
Autos	537	31	8	6	—	582
Other	252	1	4	—	1	258

Total asset-backed securities	$954	$38	$33	$14	$1	$1,040

1)	Insured municipal bonds represent $909 million, or 47% of our municipal bond holdings.

2)	Insured asset-backed securities represent $166 million, or 16% of our asset-backed security holdings.

Investments 2	Page 16

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Book Value at June 30, 2008

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$376	$—	$—	$—	$—	$376
FNMA	5,054	—	—	—	—	5,054
Freddie Mac	2,020	—	—	—	—	2,020

Total agency RMBS	7,450	—	—	—	—	7,450
Non-agency RMBS	2,881	10	1	10	—	2,902

Total residential mortgage-backed	10,331	10	1	10	—	10,352

Commercial mortgage-backed	2,475	4	10	3	—	2,492

Total mortgage-backed securities	$12,806	$14	$11	$13	$—	$12,844

Asset-backed securities
Sub-prime	$109	$6	$5	$—	$—	$120
Credit cards	61	—	16	8	—	85
Autos	534	32	8	6	—	580
Other	253	1	5	1	1	261

Total asset-backed securities	$957	$39	$34	$15	$1	$1,046

1)	Insured municipal bonds represent $906 million, or 47% of our municipal bond holdings.

2)	Insured asset-backed securities represent $168 million, or 16% of our asset-backed security holdings.

Investments 3	Page 17

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended June 30, 2008			Six months ended June 30, 2008
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(198)	$(469)	$(667)	$(303)	$(653)	$(956)
Equity securities	13	(75)	(62)	(41)	(231)	(272)
Equity and fixed income derivatives	(16)	—	(16)	(25)	—	(25)
Foreign exchange gains (losses)	12	—	12	18	—	18
Other	3	(11)	(8)	(23)	(16)	(39)

Sub-total	(186)	(555)	(741)	(374)	(900)	(1,274)
Unrealized losses from derivative transactions (2)	60	—	60	(105)	—	(105)

Total gains (losses)	(126)	(555)	(681)	(479)	(900)	(1,379)
Partially-owned insurance companies (3)	120	(7)	113	92	14	106
Income tax expense (benefit)	(14)	(30)	(44)	(47)	(52)	(99)

Net gains (losses)	$8	$(532)	$(524)	$(340)	$(834)	$(1,174)

(1)	The quarter includes impairments of $171M for fixed maturities, $39M for equities and $nil for other investments. Year to date includes impairments of $299M for fixed maturities, $75M for equities and $25M for other investments.

(2)	Includes $65M of unrealized gains and $118M of unrealized losses primarily on the guaranteed minimum income benefit derivatives from our life reinsurance operations for the quarter and year to date, respectively.

(3)	Net realized and unrealized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

	Three months ended June 30, 2007			Six months ended June 30, 2007
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(63)	$(462)	$(525)	$(84)	$(405)	$(489)
Equity securities	51	34	85	85	33	118
Equity and fixed income derivatives	(7)	—	(7)	(14)	—	(14)
Foreign exchange gains (losses)	1	—	1	1	—	1
Other	2	13	15	12	33	45

Total inv. portfolio gains (losses)	(16)	(415)	(431)	—	(339)	(339)
Unrealized losses from derivative transactions	5	—	5	5	—	5

Total gains (losses)	(11)	(415)	(426)	5	(339)	(334)
Income tax expense (benefit)	4	(33)	(29)	(18)	(20)	(38)

Net gains (losses)	$(15)	$(382)	$(397)	$23	$(319)	$(296)

(4)	The quarter includes impairments of $13M for fixed maturities, $1M for equities and $2M for other investments. Year to date includes impairments of $50M for fixed maturities, $2M for equities and $2M for other investments.

Investment Gains (Losses)	Page 18

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	June 30 2008	March 31 2008	December 31 2007	December 31 2006
Total short-term debt (1)	$1,050	$1,341	$372	$578
Total long-term debt	3,008	2,114	1,811	1,560

Total debt	$4,058	3,455	2,183	$2,138

Total trust preferred securities	$309	$309	$309	$309

Perpetual preferred shares	$—	557	$557	$557
Common shareholders’ equity	16,327	16,178	16,120	13,721

Total shareholders’ equity	$16,327	$16,735	$16,677	$14,278

Total capitalization	$20,694	$20,499	$19,169	$16,725
Tangible shareholders’ equity (2)	$12,715	$13,856	$13,839	$11,439

Leverage ratios
Debt/ total capitalization	19.6%	16.9%	11.4%	12.8%
Debt plus trust preferred securities/ total capitalization	21.1%	18.4%	13.0%	14.6%
Debt/ tangible equity	31.9%	24.9%	15.8%	18.7%
Debt plus trust preferred securities/ tangible equity	34.3%	27.2%	18.0%	21.4%
Debt plus total preferred stock/ total capitalization	21.1%	21.1%	15.9%	18.0%

(1)	Includes $1.0 billion and $705 million of repurchase agreements for the Combined acquisition for Q1 and Q2, respectively.

(2)	Tangible equity is equal to shareholders’ equity less goodwill and other intangible assets.

Capital Structure	Page 19

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended June 30		Six months ended June 30
	2008	2007	2008	2007
Numerator
Income excluding net realized gains (losses) (1)	$738	$664	$1,463	$1,327
Perpetual preferred dividend	(13)	(11)	(24)	(22)

Income to common shares, excl. net realized gains (losses)	725	653	1,439	1,305
Net realized gains (losses), net of income tax	8	(15)	(340)	23

Net income available to the holders of common shares	733	638	1,099	1,328

Rollforward of Common Shares
Shares - beginning of period	332,506,547	328,309,225	329,704,531	326,455,468
Issued under employee stock purchase plan	110,227	—	203,455	104,162
Shares (cancelled) granted	(22,100)	(147,432)	1,152,580	1,247,466
Issued for option exercises	654,634	847,550	2,188,742	1,202,247

Shares - end of period	333,249,308	329,009,343	333,249,308	329,009,343

Denominator
Weighted average shares outstanding	328,627,780	324,541,868	327,889,473	324,344,779
Effect of other dilutive securities	4,569,215	5,531,343	4,383,162	5,313,233

Adj. wtd. avg. shares outstanding and assumed conversions	333,196,995	330,073,211	332,272,635	329,658,012

Basic earnings per share
Income excluding net realized gains (losses) (1)	$2.21	$2.01	$4.39	$4.02
Net realized gains (losses), net of income tax	0.02	(0.05)	(1.04)	0.07

Net income	$2.23	$1.96	$3.35	$4.09

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.18	$1.98	$4.33	$3.95
Net realized gains (losses), net of income tax	0.02	(0.05)	(1.02)	0.07

Net income	$2.20	$1.93	$3.31	$4.02

(1)	See page 21 Non-GAAP Financial Measures.

Earnings per share	Page 20

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share is provided on page 22.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, future policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses) and the related tax expense (benefit). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned insurance companies because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	2Q-08	1Q-08	4Q-07	3Q-07	2Q-07	YTD 2008	YTD 2007	Full Year 2007
Net income, as reported	$746	$377	$572	$656	$649	$1,123	$1,350	$2,578
Net realized gains (losses)	(126)	(353)	(66)	—	(11)	(479)	5	(61)
Net realized gains (losses) in other income (expense) (1)	120	(28)	(57)	(38)	—	92	—	(95)
Income tax expense (benefit) on net realized gains (losses)	(14)	(33)	(2)	(2)	4	(47)	(18)	(22)

Income excluding net realized gains (losses)	$738	$725	$693	$692	$664	$1,463	$1,327	$2,712

(1)	Realized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 21

ACE Limited Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	June 30 2008	March 31 2008	December 31 2007
Shareholders’ equity	$16,327	$16,735	$16,677
Proceeds from issuance of perpetual preferred shares	—	(557)	(557)

Numerator for book value per share calculation	16,327	16,178	16,120
Less: goodwill and other intangible assets	3,612	2,879	2,838

Numerator for tangible book value per share	$12,715	$13,299	$13,282

Denominator	333,249,308	332,506,547	329,704,531

Book value per common share	$48.99	$48.65	$48.89
Tangible book value per common share	$38.15	$40.00	$40.28

Reconciliation Book Value	Page 22

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Consolidated Statement of Comprehensive Income

	2Q-08	1Q-08	4Q-07	3Q-07	2Q-07	YTD 2008	YTD 2007	Full Year 2007
Net income	$746	$377	$572	$656	$649	$1,123	$1,350	$2,578
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	(731)	(497)	133	218	(427)	(1,228)	(354)	(3)
Reclassification adjustment for net realized gains (losses) included in net income	169	173	6	6	12	342	15	27
Change in cumulative translation adjustments	6	27	12	58	19	33	35	105
Change in minimum pension liability	1	—	(1)	(1)	(2)	1	(2)	(4)
Income tax (expense) benefit related to other comprehensive income items	27	8	(37)	(28)	23	35	5	(60)

Other comprehensive income (loss)	(528)	(289)	113	253	(375)	(817)	(301)	65

Comprehensive income	$218	$88	$685	$909	$274	$306	$1,049	$2,643

Comprehensive Income	Page 23

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) less perpetual preferred securities divided by average common shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per common share: Common shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, aquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Common shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

Tangible book value per common share: Common shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible equity: Shareholders’ equity less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

Glossary	Page 24